UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2020

XTANT MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34951	20-5313323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

664 Cruiser Lane Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

(406) 388-0480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000001 per share	XTNT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01	Other Events.

On October 6, 2020, Xtant Medical Holdings, Inc. (the “Company”) issued a press release announcing that it now complies with all of the NYSE American LLC continued listing standards set forth in Part 10 of the NYSE American Company Guide. In particular, the Company has regained compliance with the continued listing requirement under NYSE American Company Guide Section 1003(a)(iii), which requires a listed issuer to maintain stockholders’ equity of at least $6 million if it has sustained losses from continuing operations and/or net losses in its five most recent fiscal years.

The return to compliance was achieved as a result of the Company’s recently completed debt restructuring in which the Company issued approximately 57.8 million shares of Xtant common stock to the lenders under the Company’s credit facility in exchange for approximately $40.8 million of the aggregate outstanding principal amount of loans outstanding under the credit facility, as well as, without duplication, approximately $21.1 million of the outstanding amount of PIK Interest (as defined in the Company’s credit agreement) (such loans and PIK Interest, the “Exchanging Loans”), plus all other accrued and unpaid interest on the Exchanging Loans outstanding as of the closing date, at an exchange price of $1.07 per share. After completion of the debt restructuring transaction, the Company reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on October 1, 2020 a positive stockholders’ equity of approximately $13.0 million as of October 1, 2020, on an unaudited, as adjusted pro forma basis, which reflects the completion of the transaction.

A copy of the above-referenced press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Release of Xtant Medical Holdings, Inc., dated October 6, 2020, entitled “Xtant Medical Regains Compliance with NYSE American Continued Listing Standards” (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTANT MEDICAL HOLDINGS, INC.

	By:	/s/ Sean E. Browne
Sean E. Browne
President and Chief Executive Officer

Date: October 6, 2020